SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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PUTNAM MANAGED HIGH YIELD TRUST

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The proxy statement

PUTNAM MANAGED HIGH YIELD TRUST

This proxy statement can help you decide how you want to vote on important issues relating to your Putnam fund.  When you complete and sign your proxy ballot, the Trustees of the fund will vote on your behalf exactly as you have indicated.  If you simply sign the proxy ballot, it will be voted in accordance with the Trustees’ recommendations on page 6 of the proxy statement.

Please take a few moments and decide how you want to vote.  When shareholders don’t return their proxies in sufficient numbers, follow-up solicitations are required, which cost your fund money.

You can vote by returning your proxy ballots in the envelope provided.  Or you can call our toll-free number, or go to the Internet.  See your proxy ballot for the phone number and Internet address.  If you have proxy related questions, please call 1-800-780-7316 or contact your financial advisor.

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Further Information About Voting

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-780-7316 or call your financial advisor.

A Message from the Chairman

Dear Fellow Shareholder:

[photo of John A. Hill]

I am writing to ask for your vote on important matters affecting your investment in the Putnam funds. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet. We are asking for your vote on the following matters:

Fixing the number of Trustees at 12 and electing your fund’s nominees for Trustees

Although Trustees do not manage fund portfolios, they play an important role in protecting fund shareholders, and are responsible for approving the fees paid to the fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws and voting proxies for the fund’s portfolio securities.

Consistent with the 1940 Act and SEC rules, more than three-quarters of your fund’s Trustees currently are independent of the fund and Putnam Investments.  Your fund’s Trustees have also in the past two years been at the forefront of reform efforts affecting the mutual fund industry, including ending the practice of directing fund brokerage commissions to brokers in connection with sales of fund shares, the establishment of broad-based redemption fees for open-end funds to discourage excessive short-term trading and other initiatives to reduce shareholder expenses and improve fund disclosures.

Authorizing your fund to engage in investment leverage through borrowing

Your fund’s Trustees believe that it is in the best interests of shareholders that your fund be able to take advantage of an array of investment strategies. Your fund is currently not permitted to engage in investment leverage strategies. The Trustees recommend that shareholders remove this prohibition by amending your fund’s fundamental investment restriction relating to borrowing to permit the use of investment leverage.

Closed-end funds typically use investment leverage, including through borrowing, as a means to raise capital and increase yield.  While Putnam Management has no current intention to use investment leverage on behalf of your fund, Putnam Management has advised the Trustees that it believes that, under certain market conditions, the use of investment leverage could benefit holders of the fund’s common shares.  As described in the Proxy Statement, there are risks associated with the use of investment leverage, and you should weigh these risks and the potential fund expenses associated with leverage strategies in making your decision.

Amending your fund’s management contract primarily to permit compensation of the adviser for management of leveraged assets

Consistent with their belief that the flexibility to use investment leverage may benefit fund shareholders, the Trustees recommend that Putnam Management be compensated for any future management of leveraged assets on the same basis as for non-leveraged assets.  Since the fund’s current management contract with Putnam Management would not permit the fund to pay Putnam Management fees on leveraged assets, even though leveraging the fund effectively increases the asset base managed by Putnam Management, the Trustees recommend that you vote in favor of the proposed amended management contract.  As described in the Proxy Statement, the proposed amended contract would also contain a management fee reduction mechanism that would require Putnam Management to reimburse the fund if the costs of leverage exceed the fees the fund pays Putnam Management on leveraged assets.

________________

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day.  Please don’t.  When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations.  All shareholders benefit from the speedy return of proxies.

Your vote is important to us.  We appreciate the time and consideration I am sure you will give these important matters.  If you have questions about any of these proposals, please call a customer services representative at 1-800-780-7316 or contact your financial advisor.

Sincerely yours,

/s/  John A. Hill

----------------------

John A. Hill, Chairman

PUTNAM MANAGED HIGH YIELD TRUST

Notice of Annual Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam Managed High Yield Trust:

The Annual Meeting of Shareholders of your fund will be held on October 28, 2005 at 11:00 a.m., Boston time, at the principal offices of the fund on the 8th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1.  Fixing the number of Trustees and electing your fund’s nominees for Trustees. See page 8.

2.  A proposal to amend the fund’s fundamental investment restriction with respect to borrowing. See page 27.

3.  A proposal to approve the Amended and Restated Management Contract between the fund and Putnam

     Investment  Management, LLC. See page 30.

               By Judith Cohen, Clerk, on behalf of the Trustees

               John A. Hill, Chairman

               George Putnam, III, President

Jameson A. Baxter

Charles B. Curtis

Myra R. Drucker

Charles E. Haldeman, Jr.

Paul L. Joskow

Elizabeth T. Kennan

John H. Mullin, III

Robert E. Patterson

W. Thomas Stephens

Richard B. Worley

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

September 2, 2005

Proxy Statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-877-780-7316, or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Managed High Yield Trust for use at the Annual Meeting of Shareholders of the fund to be held on October 28, 2005, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and the Proxy Statement are being mailed on or about September 2, 2005.

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.            FOR fixing the number of Trustees as proposed and electing your fund’s nominees for Trustees;

2.            FOR amending your fund’s fundamental investment restriction concerning borrowing; and

3.            FOR approving the Amended and Restated Management Contract between your fund and Putnam Investment Management, LLC.

Who is eligible to vote?

Shareholders of record at the close of business on August 1, 2005 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote.  Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

The Proposals

I.             ELECTION OF TRUSTEES

               Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of your fund makes recommendations concerning the nominees for Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management").  Those Trustees who are not “interested persons” of your fund or Putnam Management are referred to as “Independent Trustees” throughout this Proxy Statement.

The Board Policy and Nominating Committee of the Trustees of your fund recommends that the number of Trustees be fixed at 12 and that you vote for the election of the nominees described in the following pages.   Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The nominees for Trustees and their backgrounds are shown in the following pages.  This information includes each nominee’s name, date of birth, principal occupation(s) during the past 5 years, and other information about the nominee’s professional background, including other directorships the nominee holds.  Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.  The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109.  At December 31, 2004, there were 110 Putnam funds.

[Photo]	Jameson A. Baxter (9/6/43), Trustee since 1994 Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

[Photo]

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

[Photo]	Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.  She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm).  Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank.  Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry.  Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets.  Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation.  Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

[Photo]

John A. Hill (1/31/42),

Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.  Prior to 2005, he was Director of Continium Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

[Photo]

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc  (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services).   He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993.  Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

[Photo]	Elizabeth T. Kennan (2/25/38), Trustee since 1992 Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

[Photo]	John H. Mullin, III (6/15/41), Trustee since 1997 Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.  Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc.  Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

[Photo]	Robert E. Patterson (3/15/45), Trustee since 1984 Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm specializing in real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC.  Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust).  Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments).  Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

[Photo]	W. Thomas Stephens (9/2/42), Trustee since 1997 Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited.  Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Quest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

[Photo]	Richard B. Worley (11/15/45), Trustee since 2004 Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization).  Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management.  He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm.  Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.  Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Interested Trustees
[Photo]

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”).  Mr. Haldeman is a member of Putnam Investments’ Executive Board of Directors and Advisory Council.

Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division. Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry.  Mr. Haldeman previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management.  Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital.  He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School.  Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

[Photo]

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

*Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of the fund, Putnam Management, Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies.  Messrs. Putnam, III and Haldeman are deemed “interested persons” by virtue of their positions as officers of the funds, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments.  Mr. Putnam, III is the President of your fund and each of the other Putnam funds.  The balance of the nominees are not "interested persons."

All the nominees were elected by the shareholders of your fund on October 14, 2004.

The 12 nominees for Trustees who receive the greatest number of votes will be elected as Trustees of your fund.  The current Trustees serve until their successors are elected and qualified.  Each of the nominees has agreed to serve as a Trustee if elected.  If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 12 for your fund.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Consistent with the 1940 Act and SEC rules, at least 75% of the trustees of your fund are required not to be “interested persons” (as defined in the 1940 Act) of your fund or your fund’s investment manager.  These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties.  The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund.  Your fund’s Independent Trustees meet regularly as a group in executive session.  Ten of the 12 nominees for election as Trustee would be Independent Trustees.

Board committees.  Your fund’s Trustees have determined that the efficient conduct of your fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board.  Certain committees (the Executive Committee, Distributions Committee, and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters.  The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate.  Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts.  The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise.  The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee.  The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent registered public accounting firms and keeping current on industry developments.  Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent registered public accounting firms, including their independence. The members of the Committee include only Independent Trustees who are not “interested persons” of your fund or Putnam Management.  Each member of the Committee is “independent” as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange.  The Trustees have adopted a written charter for the Committee.  The Audit and Pricing Committee's charter is available on the fund's web site at https://content.putnam.com/individual_investor/pdf/committee_charter.pdf.  Printed copies of the charter are available free of charge upon request by calling 1-800-225-1581. The Committee also reviews your fund’s policies and procedures for achieving accurate and timely pricing of the fund shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of your fund. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities.  The Committee currently consists of Dr. Joskow (Chairperson), Ms. Drucker and Messrs. Patterson, Stephens and Worley.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds.  The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee.  The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through current Trustees, Putnam Management or shareholders.  Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.  The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made.  The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to:  (i) availability and commitment of a candidate to attend meetings, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition.  In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone.  Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled ‘Date for receipt of shareholders’ proposals for the next annual meeting,” and provided the shareholders’ recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

The Committee consists only of Independent Trustees.  The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage and Custody Committee.  The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits.  The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements.  The Committee currently consists of Messrs. Mullin (Chairperson) and Curtis, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee.  This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds.  The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor.  The Committee currently consists of Messrs. Putnam, III (Chairperson) and Stephens and Dr. Joskow.

Contract Committee.  The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the open-end funds and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds.  Its oversight of the closed-end funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to conversion of a closed-end fund to an open-end fund, (iv) disclosure practices and (v) the use and benefits of leverage.  The Committee consists only of Independent Trustees.  The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis and Mullin and Dr. Kennan.

Distributions Committee.  This Committee oversees all fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Management and its affiliates to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson) and Putnam, III and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold.  The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds.  The Committee currently consists of Messrs. Hill (Chairman) and Putnam, III, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees.  These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies.  Each such Committee will, among its duties, identify any compliance issues that are unique to the category of funds under its review and work with the appropriate board committees to ensure that any such issues are properly addressed.  Investment Oversight Committee A currently consists of Mses. Drucker (Chairperson) and Baxter and Mr. Putnam, III. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens.  Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Patterson and Dr. Kennan.  Investment Oversight Committee D currently consists of Mr. Worley (Chairperson) and Dr. Joskow.

How large a stake do the Trustees and nominees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs.  The table below shows the number of shares beneficially owned by each nominee for Trustee and the value of each nominee’s holdings in the fund and in all of the Putnam funds as of June 30, 2005.  As a group, the Trustees owned shares of the Putnam funds valued at approximately $49 million as of June 30, 2005.

Putnam Managed High Yield Trust

Name of Nominee	Dollar Range of Putnam Managed High Yield Trust Shares Owned	Shares Beneficially Owned	Aggregate Dollar Range of Shares Held in all of the Putnam Funds
Jameson A. Baxter	$1–$10,000	811.589	over $100,000
Charles B. Curtis	$1–$10,000	127.051	over $100,000
Myra R. Drucker	$1–$10,000	100	$50,001 - $100,000
Charles E. Haldeman,Jr.	$1–$10,000	390	over $100,000
John A. Hill	$1–$10,000	239.913	over $100,000
Paul L. Joskow	$1–$10,000	100	over $100,000
Elizabeth T. Kennan	$1–$10,000	201.3	over $100,000
John H. Mullin, III	$1–$10,000	117.367	over $100,000
Robert E. Patterson	$1–$10,000	200	over $100,000
George Putnam, III	$1–$10,000	500	over $100,000
W. Thomas Stephens	$1–$10,000	183.419	over $100,000
Richard B. Worley	$1–$10,000	100	over $100,000

At June 30, 2005, the Trustees and officers of Putnam Managed High Yield Trust as a group owned less than 1% of the outstanding shares of such fund on that date.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

➢ by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

➢ by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

➢ by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

➢ by reviewing in depth the fees paid by the fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

➢ by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of the fund;

➢ by monitoring potential conflicts between the fund and Putnam Management and its affiliates to ensure that the fund continues to be managed in the best interests of their shareholders; and

➢ by monitoring potential conflicts among funds managed by Putnam to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees.  Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds

Attention: “Board of Trustees” or any specified Trustee(s)

One Post Office Square

Boston, Massachusetts 02109

The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees.  The correspondence is reviewed, summarized and presented to Trustees on a periodic basis.

How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters.  Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees.  In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that the fund's performance is reviewed in detail at least twice a year. During 2004, the average Trustee participated in approximately 65 committee and board meetings.  The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises.  During the fund’s last fiscal year, Mr. Stephens attended fewer than 75% (73.4%) of the total number of meetings of the full board and of committees on which he serves. The number of times each committee met during your fund’s last fiscal year is shown in the table below:

Fiscal year ended May 31, 2005

Audit and Pricing Committee	26
Board Policy and Nominating Committee	11
Brokerage and Custody Committee	6
Communication, Service and Marketing Committee	17
Contract Committee	16
Distributions Committee	8
Executive Committee	1
Investment Oversight Committees	39

Your fund does not have a policy with respect to Trustee attendance at shareholder meetings.  Your fund’s last annual meeting was held while the Trustees were conducting meetings of the Board and its committees.  Although not all of your fund’s Trustees attended the annual meeting, Mr. Putnam, III, a Trustee and the President of your fund, presided at the meeting.  The Trustees were also represented at the meeting by their staff and were available in the event that any material issues had arisen.

What are the Trustees paid for their services?

Each Independent Trustee of your fund receives a fee for his or her services. Each Independent Trustee also receives fees for serving as Trustee of the other Putnam funds.  Each Trustee of the fund receives an annual fee and an additional meeting fee for each Trustee meeting attended.  Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection.  Mr. Putnam, III, who is not an Independent Trustee, also receives the foregoing fees for his services as Trustee.  All of the current Independent Trustees and Mr. Putnam, III are Trustees of all the Putnam funds and each receive fees for their services from the fund.

The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2004:

COMPENSATION TABLE

Trustees/Year First Elected by Shareholders	Aggregate compensation from the fund(1)	Retirement benefits accrued as part of fund expenses	Estimated annual benefits from all Putnam funds upon retirement(2)	Total compensation from all Putnam funds(3)(4)
Jameson A. Baxter/1994(5)	$774	$233	$100,000	$218,950
Charles B. Curtis/2001	757	397	$100,000	$244,250
Myra R. Drucker/2004 (6)	568	N/A	N/A	$33,780
Charles E. Haldeman, Jr./2004 (6)	0	N/A	N/A	$0
John A. Hill/1985(5)(7)	1,180	304	$200,000	$458,626
Ronald J. Jackson/1996(5)(8)	754	255	$100,000	$224,000
Paul L. Joskow/1997(5)(7)	748	224	$100,000	$294,500
Elizabeth T. Kennan/1992	759	303	$100,000	$221,500
John H. Mullin, III/1997(5)	768	268	$100,000	$216,200
Robert E. Patterson/1984	736	164	$100,000	$217,750
George Putnam, III/1984(7)	916	144	$125,000	$262,500
W. Thomas Stephens/1997(5)	722	260	$100,000	$228,250
W. Nicholas Thorndike/1992(9)	24	345	$105,783	$114,500
Richard B. Worley/2004 (6)	568	N/A	N/A	$33,780

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2004.  For Mr. Thorndike, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(3) As of December 31, 2004, there were 110 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $5,000 to $90,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

5) Certain Trustees are also owed compensation pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2005, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were:

Ms. Baxter-$782; Mr. Hill-$2,933; Mr. Jackson-$1,495; Mr. Joskow-$922; Mr. Mullin-$895; and Mr. Stephens-$171.

(6) Ms. Drucker and Messrs. Haldeman and Worley were first elected to the Board of Trustees on October 14, 2004.

(7) Includes additional compensation to Messrs. Hill and Putnam, III and Dr. Joskow for service as Chairman of the Trustees, President of the Funds and Chairman of the Audit and Pricing Committee, respectively.

(8) Mr. Jackson retired from the Board of Trustees of the Putnam funds on June 10, 2005.

(9) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

2.            A PROPOSAL TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING BORROWING TO PERMIT THE USE OF INVESTMENT LEVERAGE

Ω            What is this proposal?

The fund currently has a fundamental investment restriction that provides that the fund may not:

               [b]orrow money in excess of 10% of the value (taken at the lower of cost or current value) of its     total assets (not including the amount borrowed) at the time the borrowing is made, and then only                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    from banks as a temporary measure (not for leverage) in situations which might otherwise require  the untimely disposition of portfolio investments or for extraordinary or emergency purposes.   Such borrowings will be repaid before any additional investments are purchased.

The Trustees recommend that shareholders approve an amendment to this investment restriction to permit your fund to use investment leverage by borrowing money to the maximum extent allowable under the 1940 Act. The proposed investment restriction for your fund provides that the fund may not:

               [b]orrow money, except as permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated  by the Securities and Exchange Commission under the 1940 Act or (iii) any applicable exemption                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                   from the provisions of the 1940 Act.

Ω            What is investment leverage?

Closed-end funds commonly issue senior securities, either by borrowing or by issuing preferred shares, as a way of leveraging their investment portfolios. The form of investment leverage that Putnam Management believes would be most appropriate for your fund is borrowing from banks or other lenders (including other Putnam funds to the extent permitted under an exemption issued to the Putnam funds by the SEC).

Funds that use investment leverage generally aim to earn an investment return on money raised through leverage that exceeds the costs of leveraging, and thereby to increase returns to common shareholders. The costs of borrowing, in particular, include interest payments, commitment fees and other fees paid to the lender. Any investment returns in excess of the costs of investment leverage would benefit the holders of the common shares. To the extent the costs of investment leverage exceed such investment returns, however, those costs would be borne by and reduce the returns to the holders of the common shares.

Putnam Management has advised your fund’s Trustees that it believes investment leverage can serve to increase a fund’s investment yield and total return under certain market conditions. If shareholders approve this proposal, your fund would only borrow if Putnam Management believes that, over time, the costs of carrying the assets to be acquired through investment leverage are likely to be lower than the fund’s expected incremental investment yield and total return.

Putnam Management has also advised the Trustees that the higher investment yield and total return potentially available to a fund from the use of investment leverage may result in a reduction of the discount at which fund shares often trade relative to the fund’s net asset value per share.

No assurance can be given that the investment yield and total return attributable to borrowing will exceed the costs of such investment leverage. The net assets attributable to your fund’s common shares would be reduced if the fund’s return on the additional assets is less than the full cost of leverage. The risks associated with investment leverage are discussed in more detail below.

Ω            What are the legal restrictions on investment leverage?

The 1940 Act requires your fund to have an investment policy regarding borrowing and imposes certain maximums on the amount of investment leverage the fund may allow under its policy. The purpose of these limitations is generally to protect the investments of long-term common shareholders.

Under the 1940 Act, a closed-end fund generally may borrow (from a bank or otherwise) if, immediately thereafter, the aggregate amount of all borrowings does not exceed 33 1/3 % of its total assets. This restriction is generally referred to as the asset coverage requirement for borrowing. A closed-end fund may not issue a dividend or make certain distributions unless the fund would meet this same asset coverage requirement with respect to its borrowings after giving effect to such dividend or distribution. The proposed changes to your fund’s fundamental investment restriction would permit your fund to incur leverage up to the fullest amount permitted under the asset coverage limitations described above.

Ω            What are the risks of investment leverage?

Although there are potential benefits to your fund’s common shareholders from borrowing, there are also risks associated with leverage. Just as investment leverage tends to magnify returns amid positive investment results, the effect of leverage in unfavorable market conditions would be to reduce the fund’s net asset value further than would otherwise have been the case.

Investment leverage creates risks that may adversely affect the return for common shareholders, including:

•              The likelihood of greater volatility of the net asset value and market price of common shares;

•              Fluctuations in interest rates on borrowings and short-term debt;

•              Increased operating costs, which may reduce a fund’s total return; and

•              The potential for a decline in the value of an investment acquired with borrowed funds, while the fund’s obligations under such borrowing remain fixed.

There is no assurance that a leveraging strategy will be successful during any period in which it is employed. Fluctuations in the markets, short-term interest rates and other factors that might affect the fund’s ability to pay interest on borrowings may also affect the return to the holders of common shares. To the extent that the fund’s costs of leverage exceed the fund’s return on investments it makes with the proceeds of borrowing, common shareholders would be adversely affected by the fund’s use of leverage.

If legal and contractual restrictions regarding borrowings limit the fund’s ability to repurchase common shares, the market price of the fund’s common shares may be adversely affected. Prohibitions on dividends and other distributions could impair the fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Ω            What did the Trustees consider in evaluating the proposal?

At a meeting held on July 15, 2005, the Trustees concluded that asking shareholders to give your fund the ability to borrow money to the maximum extent permitted by the 1940 Act would be in the best interest of the fund and its common shareholders. In the course of their evaluation, the Trustees considered information provided by Putnam Management as to its view of the potential benefits to your fund and its common shareholders of the flexibility to leverage the fund by borrowing money. The Trustees also considered the risks to which your fund and its common shareholders may be exposed as a result of investment leverage.

Ω            What are the Trustees recommending?

As a result of their consideration of the above factors and other relevant information, the Trustees, including a majority of the Independent Trustees of your fund, recommend that shareholders approve an amendment to your fund’s fundamental investment restriction to permit the use of investment leverage to the maximum extent allowable under the 1940 Act.

Ω            What are the voting requirements to approve the proposal?

Approval of the amendment to your fund’s fundamental investment restriction concerning borrowing to permit the use of investment leverage to the maximum extent allowable under the 1940 Act requires the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

The Trustees recommend that shareholders of your fund vote FOR Proposal 2 to amend the fund’s fundamental investment restriction concerning borrowing to permit the use of investment leverage by borrowing money to the maximum extent allowable under the 1940 Act.

3.            A PROPOSAL TO AMEND THE FUND’S MANAGEMENT CONTRACT PRIMARILY TO TAKE INTO ACCOUNT INVESTMENT LEVERAGE IN CALCULATING FEES

Ω            What is this proposal?

The Trustees recommend that shareholders approve an amendment, effective January 1, 2006, to your fund’s management contract with Putnam Management to include investment assets acquired through leverage in the calculation of investment management fees. The current method for calculating investment management fees is based on the “net assets” of your fund, which would not take into account the proceeds of any borrowings for investment leverage purposes. In the event that your fund incurs debt for investment purposes, as previously described in Proposal 2, the proposed amendment would allow Putnam Management’s fee to be directly aligned with the amount of assets it would be managing on behalf of your fund.

Ω            How are management fees currently calculated?

Under your fund’s current management contract and a separate administrative services contract, your fund currently pays to Putnam Management quarterly fees equal to a percentage of the average of weekly determinations of the net asset value of the fund, as calculated at the annual rates set out below:

Net Asset Value                  Annual Rate         Annual  Rate                                                     Annual Rate

(Management Contract)     (Admin. Services Contract)                             (Total)

———————————————————————————————————————————

First $500 million               0.55%                    0.20%                                                                 0.75%

Next $500 million              0.48%                    0.17%                                                                 0.65%

Next $500 million              0.44%                    0.16%                                                                 0.60%

Excess over $1.5 billion     0.40%                    0.15%                                                                 0.55%

Under this calculation, net asset value effectively excludes amounts raised through indebtedness from the calculation of the assets on which Putnam Management’s management and administrative services fees are based.

Additional terms of your fund’s current management and administrative services contracts that are unrelated to the proposed amendment, and therefore will remain unchanged, are summarized under the heading “The Fund’s Management Contract” in Appendix A below. Terms of the sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited, with respect to your fund are summarized under the heading “The Fund’s Sub-Management Contract” in Appendix A.

Ω            How would the proposal change the calculation of management fees?

The proposed amendment, which would take effect January 1, 2006, provides that Putnam Management will receive fees in accordance with a new rate schedule based upon the “average weekly assets” of your fund. “Average weekly assets” is defined to mean the average weekly value of the total assets of the fund (including any assets attributable to leverage for investment purposes) minus total liabilities (other than liabilities representing leverage for investment purposes, which the contract defines as the incurrence of indebtedness the proceeds of which are to be invested in accordance with the fund’s investment objective). Because your fund is prohibited by a fundamental investment restriction from issuing preferred shares, for all practical purposes the only form of investment leverage available would be borrowing. Under the proposed fee calculation, while the calculation of the aggregate assets on which Putnam Management’s fee would be based would change significantly under the proposed fee structure (assuming your fund were to engage in investment leverage), the annual rates and dollar-value breakpoints for calculating the fee would remain unchanged from the current management contract. Accordingly, if the use of investment leverage were to cause your fund’s average weekly assets to exceed a management fee breakpoint threshold, the fund would pay the applicable lower management fee on the amount of the excess.

A further provision of the proposed changes to your fund’s management contract would reduce the management fee payable to Putnam Management, on a dollar-for-dollar basis, by any amount by which your fund’s costs of bearing interest payments on investment borrowing and related expenses exceed the portion of your fund’s net income and net short-term capital gains (but not long-term capital gains) attributable to the fact that such debt obligations were outstanding. The fee reduction mechanism would be calculated on a quarterly basis, and it is intended to allow Putnam Management to profit from your fund’s use of investment leverage only to the extent the benefits of that leverage outweigh the costs.

The effect of basing the management fee on average weekly assets is to allow Putnam Management to be compensated for managing portfolio assets of your fund that were financed through borrowing, in addition to those financed by issuing equity shares. Without this amendment, the assets that Putnam Management would be required to manage if your fund is leveraged would increase, together with the costs incurred by Putnam Management for managing a larger asset base, however without any commensurate increase in Putnam Management’s management fee.

The proposed amended management contract also reflects a new fee schedule that was agreed upon by the Trustees and Putnam Management in connection with the Trustees’ annual review of management arrangements in June 2005.  The revised rate schedule, which will take effect on January 1, 2006, is not expected to result in any increase or decrease in the effective management fee rate for your fund, given the total assets of your fund (approximately $69 million as of June 30, 2005). The new rate establishes breakpoints that are the same as under the current schedule up to $1.5 billion in fund assets.

A copy of the proposed management contract, as amended, is attached to this Proxy Statement as Exhibit A.

Ω            What are the potential costs and risks of the proposed management fee?

If the amendment is approved and your fund does use investment leverage, the fees paid by your fund to Putnam Management would be greater, in direct proportion to the amount of leverage taken on, than they would otherwise have been under a compensation scheme based on average net assets. While the intent of using investment leverage is to benefit common shareholders by increasing their participation in your fund’s investment income by an amount greater than their share of the additional costs and fees associated with incurring such leverage, you should be aware of the effects the proposed changes may have on management fees. The tables and examples below help to illustrate the implications.

The table below sets out, for the fund, the aggregate amount of Putnam Management’s management fees and administrative services fees during the fund’s last completed fiscal year, the amount the fees would have been over the same period had the proposed fee arrangement been in place during that year (assuming  constant investment leverage from indebtedness equivalent to one-third of the fund’s total assets), and the difference between the two (expressed as a percentage of the actual fees paid over the period):

               Fiscal Year ended: May 31, 2005

Actual fees paid                    $513,865

Pro forma fees payable        $685,408

Difference                               33.4%

As described in Proposal 2 above, investment leverage may increase your fund’s investment yield and total return, but may also increase risk to the fund in adverse market conditions. Because compensation on the basis of average weekly assets creates an economic incentive for Putnam Management to maximize leverage, under certain market conditions the interests of Putnam Management could diverge from those of your fund and its shareholders. While the management fee reduction mechanism described above is intended to counterbalance incentives Putnam Management may have to maintain leverage under unfavorable market conditions, you should be aware of this potential conflict of interest in considering the proposed amendments.

The following table sets out the fund’s expenses expressed as a percentage of assets attributable to common stock: (a) based on actual expenses incurred during the fund’s last completed fiscal year under the current management agreement; and (b) on a pro-forma basis as though the proposed managed-assets based fee schedule had been in place during that year and your fund had maintained leverage through borrowing equal in the aggregate to one-third of your fund’s total assets, which would represent the maximum leverage through borrowing permissible by law. The table assumes no reduction in management fees under the fee reduction mechanism described above.  The table also assumes that your fund’s administrative services contract would be amended to provide for payment of fees to Putman Management on the basis of  average weekly assets.  The administrative services contract may be amended without shareholder approval.

——————————————————————————————————————

                                                            Actual (net                          Pro Forma

                                                            assets)                   (avg. weekly assets)

———————————————————————————————————————————

Management Fees                             0.55%                                   10.73%

Administrative Services Fees           0.20                                      10.27

Other Expenses                                  0.41                                        0.41

Total Annual

Expenses                                            1.16                                        1.41

Example.

The following table shows the expenses a shareholder would pay on an investment of $1,000, assuming a 5% annual return, on an actual basis and on a pro forma basis as if the proposed amendment had been in effect during the fund’s last completed fiscal year and your fund had maintained investment leverage through borrowing equal in the aggregate to one-third of your fund’s total assets, which is the maximum amount of borrowing permissible by law. The example assumes that annual expenses remain the same and that all dividends and distributions are reinvested at net asset value. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than shown.

                                                                           Based

                                             Based                    on avg.

                                             on net                    weekly

                                             assets                     assets

———————————————————————————————————————————

One Year                             $12                        $14

Three Years                         37                          45

Five Years                           64                          77

Ten Years                            141                        169

The purpose of the tables above is to assist you in understanding the various costs and expenses that an investor in your fund will bear directly or indirectly. The assumption in each table of aggregate borrowing equal to one-third of your fund’s total assets is intended to demonstrate the maximum possible impact of a leveraging strategy based on borrowing, and does not reflect any determination that this level of aggregate debt is or will be appropriate for your fund.

Ω            What did the Trustees consider in evaluating the proposal?

The Trustees, including a majority of the Independent Trustees, have concluded that, if shareholders approve Proposal 2 to give your fund the ability to use investment leverage, it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its “average weekly assets,” rather than its net assets, to be calculated as described in detail above. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the proposed amendment would align the fee arrangements for your fund with those of other closed-end Putnam Funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of the management fee reduction mechanism described above, which reduces the management fee by any amount by which the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional investment assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the potential conflict of interest between Putnam Management and your fund.

In considering the changes to your fund’s management contract described in this Proposal 3 and recommending that shareholders vote in favor, the Trustees referred in part to the factors they had considered in June 2005 as part of their annual process to determine whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Trustees noted that the proposed amended management contract would reflect the revised fee schedule for the fund, which they had approved in June 2005, and which will take effect in January 2006. The factors considered by the Trustees, and the determinations they made, in connection with that prior approval are described in greater detail under the heading “Previous Approval Management Contract” in Appendix A below.

The Trustees approved the proposed changes to your fund’s management contract at a meeting held on July 15, 2005. The Trustees have also approved conforming changes to the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited, with respect to your fund, contingent upon approval by shareholders of your fund’s proposed amended management contract. As described in Appendix A, the sub-management contract currently provides for Putnam Management to pay Putnam Investments Limited a sub-management fee based on the net assets of your fund that are managed by Putnam Investments Limited. This fee is paid by Putnam Management and not by your fund. Under the current circumstances, the changes to the sub-management contract do not require shareholder approval. Please see the discussion under the heading “The Fund’s Sub-Management Contract” in Appendix A below for additional information about your fund’s sub-management arrangements.

Ω            What are the Trustees recommending?

The Trustees, including a majority of the Independent Trustees of your fund, recommend that shareholders approve an amendment to your fund’s management contract to take into account investment leverage in calculating management fees.

Ω            What is the voting requirement for approving the proposal?

Approval of the proposed amendment to your fund’s management contract requires the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

The Trustees recommend that shareholders of your fund vote FOR Proposal 3 to amend the fund’s management contract primarily to take into account investment leverage in calculating management fees.

Further Information About Voting and the Meeting

Quorum and Methods of Tabulation.  A majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal.  With respect to all other proposals, abstentions and broker non-votes have the effect of a negative vote on a proposal.  In certain circumstances in which the fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or your fund’s Agreement and Declaration of Trust to demand payment for, or an appraisal of, their shares.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings.  The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense Investor Connect, 60 East 42nd Street, New York, New York, 10165, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $4,000 plus reasonable out-of-pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder or (v) by attending the Meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is currently anticipated that your fund's next annual meeting of shareholders will be held in October 2006. The Trustees of your fund reserve the right to set an earlier or later date of the 2006 meeting.  Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before May 5, 2006. Shareholders who wish to make a proposal at the October 2006 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than July 19, 2006. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the October 2006 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than July 30, 2006 and no later than August 29, 2006.

The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of your fund to serve as Trustees.  A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.  If a shareholder who wishes to present a proposal fails to notify the fund by the dates specified above, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.  If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings.  As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise.  Separate proxy ballots will be included with the proxy statement for each account registered at that address.  If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 41203, Providence, Rhode Island 02940-1203.

Financial information. Your fund’s Clerk will furnish to you upon request and without charge, a copy of the fund's Annual Report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund Information

Putnam Investments.  Putnam Investment Management, LLC, your fund's investment manager and administrator, is a subsidiary of Putnam, LLC (Putnam Investments).  Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses.

The address of each of Putnam Investments Trust, Putnam Investments and Putnam Investment Management, LLC, is One Post Office Square, Boston, Massachusetts 02109.  The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.  Charles E. Haldeman, Jr. is the President and Chief Executive Officer of Putnam Investments.  His address is One Post Office Square, Boston, MA  02109.

Mr. Haldeman is a stockholder of Putnam Investments Trust.  On March 15, 2004, Putnam Investments Trust granted Mr. Haldeman 62,463 shares of Class B Common Stock pursuant to the Putnam Investments Trust Equity Partnership Plan. On March 15, 2005, Mr. Haldeman received a further grant of 210,635 shares of Class B common stock pursuant to the Plan.  With respect to each such grant, Mr. Haldeman’s shares vest over a four-year period, with 25% of the shares vesting on each anniversary of the grant, although vesting may be accelerated under certain circumstances if Mr. Haldeman’s employment with Putnam terminates.  On March 26, 2004, Mr. Haldeman sold to Putnam Investments Trust 1,524 shares of Class B Common Stock at $33.62 per share for personal tax-planning purposes.  The terms of the Plan provide generally that if Mr. Haldeman’s employment with Putnam terminates, Putnam Investments Trust may at its discretion repurchase his vested shares of Class B Common Stock at their then-current value.

Putnam Investments Limited.  Putnam Investments Limited, which has been retained by Putnam Investment Management, LLC as investment sub-manager with respect to a portion of your fund’s assets, is a subsidiary of The Putnam Advisory Company, LLC, which is owned by Putnam Advisory Company LP, a subsidiary of Putnam Investments.  Putnam Advisory Company LP’s general partner is Putnam Advisory Company GP, Inc.  Putnam Advisory Company GP, Inc. is a wholly-owned subsidiary of Putnam Investments, which is also the sole limited partner of Putnam Advisory Company LP.

The address of Putnam Investments Limited is Cassini House, 57-59 St. James’s Street, London, England, SW1A 1LD.  The address of each of The Putnam Advisory Company, LLC, Putnam Advisory Company LP, and Putnam Advisory Company GP, Inc. is One Post Office Square, Boston, Massachusetts 02109.

Other service providers.  Putnam Retail Management Limited Partnership, the fund’s principal underwriter, and Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian, are both subsidiaries of Putnam Investments.  Their address is One Post Office Square, Boston, Massachusetts 02109.

For the fiscal year ended May 31, 2005, the fund paid Putnam Fiduciary Trust Company aggregate fees of $135,096 for custody and transfer agent services (excluding custody credits and investor servicing credits).

Litigation.  Exhibit B to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to some or all of the Putnam funds.

Limitation of Trustee liability. The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Registered Public Accounting Firm.  KPMG LLP, 99 High Street, Boston, Massachusetts 02110, an independent registered public accounting firm, has been selected by the Audit and Pricing Committee and the full Board of Trustees as the independent registered public accounting firm of your fund for the current fiscal year.

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent registered public accounting firm:

Fiscal year ended Audit  Fees Audit-Related Fees Tax Fees All Other Fees

May 31, 2005                      $40,500                                --                           $3,800                                  --

May 31, 2004                       35,200                                 --                            3,300                                   12

Audit Fees represents fees billed for a fund’s last two fiscal years.

Tax Fees represents fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services.  Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services for relating to inter-fund trading.

The following table presents the amounts KPMG LLP billed for aggregate non-audit fees in each of the last two fiscal years to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

Fiscal year ended

May 31, 2005                      $3,800

May 31, 2004                       3,312

Pre-Approval Policies of the Audit and Pricing Committee.  The Audit and Pricing Committee has determined that all work performed for the Putnam funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Management and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee.  Such requests are required to be submitted in writing to the Committee and to explain, among other things, the nature of the proposed engagement, the estimated fees and why this work must be performed by that particular audit firm.  The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the Putnam funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.  Prior to that date, the Committee had a general policy to pre-approve the independent auditors’ engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For the fund’s last two fiscal years, the fund’s principal auditors did not bill for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The Audit and Pricing Committee of your fund has submitted the following report:

The Audit and Pricing Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year.  The Audit and Pricing Committee has discussed with your fund’s independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61).  SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters.  The Audit and Pricing Committee has received the written disclosures and the letter from your fund’s independent auditors required by the SEC's Independence Standards Board Standard No. 1 (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Pricing Committee various matters relating to the auditor’s independence), and has discussed with such accountants the independence of such accountants.  Based on the foregoing review and discussions, the Audit and Pricing Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund’s annual report to shareholders for the last fiscal year.

Paul L. Joskow (Chairperson)

Myra R. Drucker

Robert E. Patterson

W. Thomas Stephens

                                                                                                                        Richard W. Worley

Officers and other information. All of the officers of your fund, with the exception of George Putnam, III, the fund’s President, are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees.  Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, Messrs. Haldeman and Putnam (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions,  custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Putnam, III, the other officers of your fund are as follows:

                                                                             Year first

Name (birthdate), Age                                         elected to    Business experience

Office with the fund                                             office          during past 5 years

Charles E. Porter (7/26/38), Age 67*                  1989            Executive Vice President, Associate Treasurer

Executive Vice President,                                                        and Principal Executive Officer, The Putnam

Associate Treasurer and Principal                                           Funds.

Executive Officer

Jonathan S. Horwitz (6/4/55), Age 50*               2004            Senior Vice President and Treasurer, The

Senior Vice President and Treasurer                                       Putnam Funds. Prior to 2004, Managing

                                                                                                 Director, Putnam Investments

Steven D. Krichmar (6/27/58), Age 47                2002            Senior Managing Director, Putnam Investments.

Vice President and Principal Financial Officer                       Prior to 2001, Mr. Krichmar was a Partner at

                                                                                                 PricewaterhouseCoopers, LLP

Michael T. Healy (1/24/58), Age 47                    2000            Managing Director, Putnam Investments

Assistant Treasurer and

Principal Accounting Officer

Beth Mazor (4/6/58), Age 47                               2002            Senior Vice President, Putnam Investments

Vice President

Daniel T. Gallagher (2/27/62), Age 43*              2004            Senior Vice President, Staff Counsel and

Senior Vice President, Staff Counsel                                      Compliance Liason, The Putnam Funds.

and Compliance Liaison                                                          Prior to 2004, Mr. Gallagher

                                                                                                 was an Associate at Ropes & Gray LLP

Charles A. Ruys de Perez (10/17/57), Age 47     2004            Managing Director, Putnam Investments

Vice President and Chief Compliance Officer

Mark C. Trenchard (6/5/62), Age 43                   2002            Senior Vice President, Putnam Investments

Assistant Treasurer and

BSA Compliance officer

Francis J. McNamara, III (8/19/55), Age 50       2004            Senior Managing Director, Putnam

Vice President and Chief Legal Officer                                  Investments, Putnam Management and

                                                                                                 Putnam Retail Management.  Prior to 2004,

                                                                                                 Mr. McNamara was General Counsel of

                                                                                                 State Street Research & Management.

James P. Pappas (2/24/53), Age 52                     2004            Managing Director, Putnam Investments

Vice President                                                                          and Putnam Management.  During 2002,

                                                                                                 Mr. Pappas was Chief Operating Officer of

                                                                                                 Atalanta/Sosnoff Management Corporation.

                                                                                                 Prior to 2001 he was President and Chief

                                                                                                 Executive Officer of UAM Investment

                                                                                                 Services, Inc.

Richard S. Robie III (3/30/60), Age 45               2004            Senior Managing Director, Putnam

Vice President                                                                          Investments, Putnam Management and Putnam

                                                                                                 Retail Management. Prior to 2003, Mr. Robie

                                                                                                 was Senior Vice President of United Asset

                                                                                                 Management Corporation.

Judith Cohen (6/7/45), Age 60*                          1993            Vice President, Clerk and Assistant Treasurer,

Vice President, Clerk and Assistant Treasurer                        The Putnam Funds

Wanda M. McManus (1/4/47), Age 58*              2005            Vice President, Senior Associate Treasurer and

Vice President, Senior Associate Treasurer and  Assistant Clerk, The Putnam Funds.

Assistant Clerk

Nancy T. Florek (6/13/57), Age 48*                   2005            Vice President, Assistant Clerk, Assistant

Vice President, Assistant Clerk, Assistant Treasurer             Treasurer and Proxy Manager, The Putnam

and Proxy Manager                                                                  Funds

* Officers of your fund who are members of the Trustees’ independent administrative staff.

   Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Net assets of your fund as of July 31, 2005

---------------------------------------------------------------------

Net assets:                                          $69,298,144

Shares outstanding of your fund as of July 31, 2005

---------------------------------------------------------------------

Common shares:                                7,507,107 shares

5% beneficial ownership:

Putnam Managed High Yield Trust

As of July 31, 2005, to the knowledge of the fund, no person owned beneficially or of record 5% or more of any class of shares of your fund, except as follows:

Cede & Company*                                                                         7,214,888 shares (96.10% of outstanding

20 Bowling Green                                                                     shares)

New York, NY 10004-1408

* Believed to hold shares only as a nominee.

Appendix A

Other Information about Fund Contracts with Putnam Management

               The Fund’s Management Contract

Under a management contract between your fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. The management contract for your fund dated June 4, 1993, was last approved by shareholders in connection with the fund’s inception on June 25, 1993. The management contract has not been submitted for approval by the shareholders of your fund since that date.

Subject to the control of the Trustees and under a management contract for the fund, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, provides bookkeeping and clerical services (including determination of your fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of your fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising your fund and other clients. In so doing, Putnam Management may cause a fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the fund’s management contract, see the discussion in Proposal 3 above. Putnam Management’s compensation under a management contract may be reduced in any year if a fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if a fund has a distribution plan, payments made under such plan.

Under the fund’s management contract, Putnam Management may reduce its compensation to the extent that a fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of a fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

In addition to the fee paid to Putnam Management, your fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders.

The fund’s management contract provides that Putnam Management shall not be subject to any liability to a fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to a fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The fund’s management contract may be terminated without penalty by vote of the Trustees or the shareholders of your fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The fund’s management contract also terminates without payment of any penalty in the event of its assignment. The fund’s management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the applicable fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

The Fund’s Administrative Services Contract

Under an administrative services contract dated June 4, 1993, Putnam Management, at its expense, furnishes suitable office space for your fund and all necessary administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the conduct of your fund’s affairs.  For details of Putnam Management’s compensation under the fund’s administrative services contract, see the discussion in Proposal 3 above. In addition to the fee paid to Putnam Management, your fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain services to the fund.  The amount of such payments and reimbursements is determined annually by the Trustees.

The remaining terms of the administrative services contract are substantially identical to the corresponding terms of your fund’s management contract.

               The Fund’s Sub-Management Contract

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of your fund as determined by Putnam Management from time to time. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of your fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients. PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the fund that may be managed by PIL from time to time as part of an “allocated sleeve” of assets.

Under the terms of each sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of your fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of your fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for your fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The fund’s sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The fund’s sub-management contract may be terminated with respect to the fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or your fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

               Previous approval of management contract

As discussed in Proposal 3 of this proxy statement, the approval by the Trustees in July 2005 of the proposed amended management contract for your fund was preceded in June 2005 by their approval of the continuance of the current management contract.  The discussion below provides a detailed summary of the considerations taken by the Trustees in approving the continuance of the current management contract.

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract and administrative services contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”).  In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances.  Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff.  The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, administrative services contract and sub-management contract, effective July 1, 2005.  Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

➢ That the fee schedule currently in effect for your fund (which includes fees paid under the administrative services contract), subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

➢ That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.  It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

➢ Consistency.  The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers.  Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category.  The Trustees reviewed the model fee schedule currently in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of each fund to a particular fee category under this structure.  (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies.  These differences ranged from five to 20 basis points.  The Trustees have reexamined this matter and recommend that these differences be conformed to a uniform five basis points.  Under the new fee schedule, the fund pays a quarterly fee (which includes both management fees and administrative services fees) to Putnam Management at the following rates:

               0.75% of the first $500 million of the fund’s

                          average net assets;

0.65% of the next $500 million;

0.60% of the next $500 million;

0.55% of the next $5 billion;

0.525% of the next $5 billion;

0.505% of the next $5 billion;

0.49% of the next $5 billion;

0.48% of the next $5 billion;

0.47% of the next $5 billion;

0.46% of the next $5 billion;

0.45% of the next $5 billion;

0.44% of the next $5 billion;

0.43% of the next $5 billion; and

0.42% thereafter

Based on net asset levels as of June 30, 2005, the new fee schedule for your fund will not change the management and administrative services fees, as a percentage of the fund’s net assets, currently paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

➢ Competitiveness.  The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the first percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).  The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

➢ Economies of scale.  The Trustees concluded that the fee schedule currently in effect for your fund, subject to the changes noted above, represents an appropriate sharing of economies of scale at current asset levels.  The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices.  The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders.  Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, subject to the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management and administrative services fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds.  This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds.  In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract.  The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year.  The Trustees concluded that Putnam Management generally provides a high quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.  They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period
56th	40th	40th

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems.  The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds.  Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings.  In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment adviser.  The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders.  This area has been marked by significant change in recent years.  In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003.  In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash.  The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract and administrative services contract also included the review of your fund’s custodian agreement with Putnam Fiduciary Trust Company which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc.  This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients.  The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places.  The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other Funds Managed by Putnam Management

Putnam Management also serves as the investment adviser of other registered investment companies, including open-end and closed-end funds. The table below identifies those funds managed by Putnam Management with investment objectives similar to that of your fund and provides information about the management fees those funds have paid to Putnam Management. Except as noted, the funds identified below are open-end funds.

                                                                                                                 Effective

                                                                    Net                                       Management

                                                                    Assets as of                         Fee Rate*

                                                                    June 30, 2005                      at Fund’s Last

                                                                                                                 Fiscal Year End

—————————————————————————————————————————

Putnam High Yield Trust                      $2,726,407,546                      0.55%

—————————————————————————————————————————

Putnam High Yield Advantage Fund       1,042,226,149                     0.63

—————————————————————————————————————————

Putnam Diversified Income Trust            4,585,937,011                     0.53

—————————————————————————————————————————

Putnam Global Income Trust                   168,066,242                        0.61**

—————————————————————————————————————————

Putnam Income Fund                                2,708,268,943                     0.51

—————————————————————————————————————————

Putnam High Income Bond Fund+          192,060,837                        0.75

—————————————————————————————————————————

Putnam Premier Income Trust+               1,399,919,443                     0.68

—————————————————————————————————————————

Putnam Master Intermediate  Income Trust+        716,588,028         0.72

               *             As a percentage of average net assets.

               **           Reflects expenses waived and/or reimbursed pursuant to contractual expense limitation in effect during the fund’s last fiscal year.

               +             Closed-end investment company

                                                                                                                                            EXHIBIT A

PUTNAM MANAGED HIGH YIELD TRUST

AMENDED AND RESTATED INVESTMENT MANAGEMENT CONTRACT [PROPOSED]

Amended and Restated Investment Management Contract dated as of January 1, 2006 between PUTNAM MANAGED HIGH YIELD TRUST, a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”), amending and restating in its entirety that certain Investment Management Contract dated as of June 4, 1993 between the Fund and Putnam Investment Management, Inc., the predecessor in interest to the Manager.

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY MANAGER TO FUND.

            (a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund’s investments. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Fund and its stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

            (b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish all necessary investment and related management facilities, including salaries of personnel, required for it to execute its duties faithfully. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of certain officers of the Fund carrying out the investment management and related duties provided for by this Contract.

            (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund's account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

            (d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons, as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

            (e) The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in
Section 3.

2. OTHER AGREEMENTS, ETC.
    It is understood that any of the shareholders, Trustees, officers, and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.
         The Fund will pay to the Manager as compensation for the services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs
(a), (b), (c) and (e) of Section 1, a fee, computed and paid quarterly at the following annual rate:

                        (a) 0.55% of the first $500 million of the Average Weekly Assets of the Fund;

                        (b) 0.45% of the next $500 million of such Average Weekly Assets;

                        (c) 0.40% of the next $500 million of such Average Weekly Assets;

                        (d) 0.35% of the next $5 billion of such Average Weekly Assets;

                        (e) 0.325% of the next $5 billion of such Average Weekly Assets;

                        (f) 0.305% of the next $5 billion of such Average Weekly Assets;

                        (g) 0.29% of the next $5 billion of such Average Weekly Assets;

                        (h) 0.28% of the next $5 billion of such Average Weekly Assets;

                        (i) 0.27% of the next $5 billion of such Average Weekly Assets;

                        (j) 0.26% of the next $5 billion of such Average Weekly Assets;

                        (k) 0.25% of the next $5 billion of such Average Weekly Assets;

                        (l) 0.24% of the next $5 billion of such Average Weekly Assets;

                        (m) 0.23% of the next $8.5 billion of such Average Weekly Assets; and

                        (n) 0.22% of any excess over $55 billion of such Average Weekly Assets

“Average Weekly Assets” means the average of the weekly determinations of the difference between the total assets of the Fund (including any assets attributable to leverage for investment purposes) and the total liabilities of the Fund (excluding liabilities incurred in connection with leverage for investment purposes), determined at the close of the last business day of each week, for each week which ends during the quarter. Such fees shall be payable for each fiscal quarter within 30 days after the close of such quarter. As used in this Section 3, “leverage for investment purposes” means any incurrence of indebtedness the proceeds of which are to be invested in accordance with the Fund’s investment objective.  For purposes of calculating Average Weekly Assets, liabilities associated with any instruments or transactions used to leverage the Fund’s portfolio for investment purposes (whether or not such instruments or transactions are “covered” within the meaning of the Investment Company Act of 1940 and the Rules and Regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) are not considered liabilities.  For purposes of calculating Average Weekly Assets, the total assets of the Fund will be deemed to include (a) any proceeds from the sale or transfer of an asset (the “Underlying Asset”) of the Fund to a counterparty in a reverse repurchase or dollar roll transaction and (b) the value of such Underlying Asset as of the relevant measuring date.

The fees payable by the Fund to the Manager pursuant to this Section 3 shall be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliate of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund, to the extent required by such expense limitation.

In the event that, during any period for which payments of interest or fees (whether designated as such or implied) are payable in connection with any indebtedness or other obligation of the Fund incurred for investment purposes (a “Measurement Period”), the amount of interest payments and fees with respect to such indebtedness or other obligation, plus additional expenses attributable to any such leverage for investment purposes for such Measurement Period, exceeds the portion of the Fund’s net income and net short-term capital gains (but not long-term capital gains) accruing during such Measurement Period as a result of the fact that such indebtedness or other obligation was outstanding during the Measurement Period, then the fee payable to the Manager pursuant to this Section 3 shall be reduced by the amount of such excess; provided, however, that the amount of such reduction for any such Period shall not exceed the amount determined by multiplying (i) the aggregate value of all assets representing leverage for investment purposes by (ii) the percentage of the Average Weekly Assets of the Fund which the fee payable to the Manager during such Measurement Period pursuant to this Section 3 would constitute without giving effect to such reduction.  The amount of such reduction attributable to any Measurement Period shall reduce the amount of the next quarterly payment of the fee payable pursuant to this Section 3 following the end of such Measurement Period, and of any subsequent quarterly or more frequent payments, as may be necessary.  The expenses attributable to leverage for investment purposes and the portion of the Fund’s net income and net short-term capital gains accruing during any Measurement Period as a result of the fact that leverage for investment purposes was outstanding during such Measurement Period shall be determined by the Trustees of the Fund.

If the Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4.  ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS
CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on  the first anniversary of the effective date of the last such continuance.

            Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

            Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares of the Fund” means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

            For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person,” and “assignment”  shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.  NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund but are binding only upon the assets and property of the Fund.

            IN WITNESS WHEREOF, PUTNAM MANAGED HIGH YIELD TRUST and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed in its behalf by its President or Vice President thereunto duly authorized, all as of the day and year first above written.

PUTNAM MANAGED HIGH YIELD TRUST

                                                            By:

                                                            Title:

                                                            PUTNAM INVESTMENT MANAGEMENT, LLC

                                                            By:

                                                            Title:

Exhibit B

Litigation

1.  The plaintiffs named below allege that the defendants engaged in, permitted, and/or failed to prevent market timing and short-term trading in the Putnam Funds.  Plaintiffs claim, among other things, violations of § 36 of the Investment Company Act of 1940, § 206 of the Investment Advisers Act, § 10(b) of the 1934 Act and Rule 10b-5, § 20(a) of the 1934 Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty and civil conspiracy.  The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages, and attorney’s fees and costs.

Case Name	Defendants	Court Pending	Date Instituted
Joanne S. Baseman (derivatively on behalf of Putnam International Equity Fund and the Putnam Funds) v. Putnam Investment Management, Inc., et al.	Putnam Management[1] Omid Kamshad Justin Scott William Woolverton Putnam Trustees[2] Putnam Funds[3] (nominal)	United States District Court for the District of Maryland	Dec. 16, 2003
John K. Clement (derivatively on behalf of several individual funds and the Putnam Funds) v. Putnam Investment Management Inc., et al.	Putnam Management Omid Kamshad Justin Scott William Woolverton Putnam Trustees Putnam Funds (nominal)	United States District Court for the District of Maryland	Nov. 26, 2003
Simon J. Denenberg (derivatively on behalf of the Putnam U.S. Government Income Trust and the Putnam Funds) v. Putnam Investment Management, Inc., et al.	Putnam Management Omid Kamshad Justin Scott William Woolverton Putnam Trustees Putnam Funds (nominal)	United States District Court for the District of Maryland	Jan. 30, 2004
Diane Hutto and Dina Rozenbaum (derivatively on behalf of several individual funds and the Putnam Funds) v. Putnam, LLC, et. al.	Putnam Management Putnam Trustees Justin M. Scott Omid Kamshad Certain officers of the Putnam Funds and Putnam Management John Does 1-100 Putnam Funds (nominal)	United States District Court for the District of Maryland	Nov. 12, 2003
Seth B. Marks (derivatively on behalf of several individual funds and the Putnam Funds) v. Putnam, LLC, et. al.	Putnam Management Putnam Trustees Justin M. Scott Omid Kamshad Certain officers of the Putnam Funds and Putnam Management John Does 1-100 Putnam Funds (nominal)	United States District Court for the District of Maryland	Dec. 3, 2003
Cynthia Puleo (derivatively on behalf of several individual funds and the Putnam Funds) v. Putnam, LLC, et al.	Putnam Management Putnam Trustees Justin M. Scott Omid Kamshad Certain officers of the Putnam Funds and Putnam Management John Does 1-100 Putnam Funds (nominal)	United States District Court for the District of Maryland	Dec. 16, 2003
Edward L. Segel (derivatively on behalf of Putnam International Equity Fund and the Putnam Funds) v. Putnam, LLC, et al.	Putnam Management Putnam Trustees Omid Kamshad Justin Scott William Woolverton Putnam Funds (nominal)	United States District Court for the District of Maryland	Jan. 23, 2004
Zachary Alan Starr (derivatively on behalf of Putnam International Equity Fund and the Putnam Funds) v. Putnam Investment Management, et al.	Putnam Management Putnam Trustees Omid Kamshad Justin M. Scott Putnam Funds (nominal)	United States District Court for the District of Maryland	Nov. 6, 2003

2.  The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or timed trading.  The plaintiffs claim, among other things, breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets and unjust enrichment.  The plaintiffs seek damages, equitable and/or injunctive relief, restitution and attorney’s fees and costs.

Case Name	Defendants	Court	Date Instituted
Leon Brazin (derivatively on behalf of Putnam Vista Fund) v. John A. Hill, et al.	Putnam Trustees Putnam Management Putnam Vista Fund (nominal) Certain officers of the Putnam Funds and Putnam Management	United States District Court for District of Maryland	March 15, 2004
Peter Kavaler (derivatively on behalf of Putnam Income Fund) v. John A. Hill, et al.	Putnam Trustees Putnam Management Putnam Income Fund (nominal) Certain officers of the Putnam Funds and Putnam Management	United States District Court for District of Maryland	March 15, 2004
Todd Klein (derivatively on behalf of Putnam Global Equity Fund) v. Hill, et al.	Putnam Trustees Putnam Management Putnam Global Equity Fund (nominal) Certain officers of the Putnam Funds and Putnam Management	United States District Court for the District of Maryland	Jan. 27, 2004
Steven Wiegand (derivatively on behalf of Putnam Classic Equity Fund) v. Hill et al.	Putnam Trustees Putnam Management Putnam Classic Equity Fund (nominal) Certain officers of the Putnam Funds and Putnam Management	United States District Court for the District of Maryland	Jan. 27, 2004

3.  The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by directors, officers and/or employees of the defendants. The plaintiff claims breach of fiduciary duty.

Case Name	Defendants	Court	Date Instituted
Stern (derivative on behalf of Marsh & McLennan Companies, Inc.) v. Greenberg, et. al,	Putnam Funds Putnam Management Jeffrey Greenberg Mathis Cabaillavetta Marsh Directors[4] Lawrence Lasser	Supreme Court of the State of New York	December 17, 2003

Multi-District Litigation

All of the cases listed above as pending in the United States District Court for the District of Maryland were transferred to that court and consolidated for pre-trial proceedings in the Special Multi-District Litigation (“MDL”) Proceeding (In re: Mutual Funds Litigation, 04-MD-15863) created for actions involving market timing issues against mutual fund complexes.  Two consolidated amended derivative complaints have been filed in the Putnam Subtrack of the MDL, and the complaint involving the Putnam Trustees and the Putnam Funds is described below.

1.  The plaintiff named below alleges that the defendants engaged in, permitted, and/or failed to prevent market timing and late trading in the Putnam Funds.  Plaintiffs generally claim violations of §§ 36 and 47 of the Investment Company Act of 1940, violations of §§ 206 and 215 of the Investment Advisers Act, breach of fiduciary duty, breach of contract, aiding and abetting breach of fiduciary duty, unjust enrichment, interference with contract and civil conspiracy.  The plaintiffs generally seek injunctive relief including removal of the current Trustees, removal of the adviser and distributor defendants, rescission of the management and other contracts, disgorgement of profits, monetary damages, punitive damages and attorney’s fees and costs.

Case Name	Defendants	Court	Consolidated Amended Derivative Complaint Filing Date
In re: Mutual Funds Investment Litigation Lead Case: Zuber (derivatively on behalf of the Putnam Family of Funds) v. Putnam Investment Management LLC

Putnam Trustees

Putnam Management

Putnam Retail Management, LP

Putnam Retail Management, GP, Inc.

Putnam Fiduciary Trust Co.

Charles E. Porter

Patricia C. Flaherty

William H. Woolverton

Justin M. Scott

Omid Kamshad

Geirluv Lode

Carmel Peters

Putnam Funds (nominal)

		United States District Court for District of Maryland	September 29, 2004

1 “Putnam Management” includes Putnam Investments Trust, Putnam Investment Management, LLC, Putnam, LLC, and/or Marsh & McLennan Companies, Inc.

2 “Putnam Trustees” include current Trustees Jameson Adkins Baxter, Charles B. Curtis, John A. Hill, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III and W. Thomas Stephens and former Trustees Ronald J. Jackson, Lawrence J. Lasser, W. Nicholas Thorndike and A.J.C. Smith.

3 “Putnam Funds” includes any and/or all registered investment companies managed by Putnam Management.

4 “Marsh Directors” include the following current directors of Marsh & McLennan Companies, Inc.:  Lewis Bernard, Robert Erburu, Oscar Fanjul, Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen,

PUTNAM INVESTMENTS

The proxy ballot

To vote by mail

Read the proxy statement. Check the appropriate box on the reverse side.

Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

To vote by telephone

Read the proxy statement and have the proxy ballot at hand.  Call 1-800-690-6903.

Follow the automated telephone directions.  There is no need for you to return your proxy ballot.

To vote on the Web

Read the proxy statement and have the proxy ballot at hand.

Go to https://www.proxyweb.com/Putnam

Follow the instructions on the site.

There is no need for you to return your proxy ballot.

Putnam Managed High Yield Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam Managed High Yield Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put MHY - 2 - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              07  E.T. Kennan

                                                   02  C.B. Curtis               08  J.H. Mullin, III

                                                   03  M.R. Drucker           09  R.E. Patterson

                                                   04  C.E. Haldeman, Jr.  10  G. Putnam, III

                                                   05  J.A. Hill                   11  W.T. Stephens

                                                   06  P.L. Joskow             12  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

The Trustees recommend a vote FOR proposal 2

2. Proposal to amend the fund's fundamental investment restriction with respect to borrowing.

FOR         AGAINST        ABSTAIN

 0                    0                    0

The Trustees recommend a vote FOR proposal 3

3. Proposal to approve the Amended and Restated Management Contract between the fund and Putnam Investment Management, LLC.

FOR         AGAINST        ABSTAIN

 0                    0                    0

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put MHY - 2 - DH

PUTNAM INVESTMENTS

The Putnam Funds

One Post Office Square

Boston, Massachusetts 02109

Toll-free 1-800-225-1581                   227661    9/05